CONCENTRATIONS OF BUSINESS AND CREDIT RISK	12 Months Ended
Dec. 31, 2025
Risks and Uncertainties [Abstract]
CONCENTRATIONS OF BUSINESS AND CREDIT RISK	CONCENTRATIONS OF BUSINESS AND CREDIT RISK

The Company maintains certain cash balances at its physical locations, which are not currently insured, and with various U.S. banks and credit unions with balances in excess of the Federal Deposit Insurance Corporation and National Credit Union Share Insurance Fund limits, respectively. The failure of a bank or credit union where the Company has significant deposits could result in a loss of a portion of such cash balances in excess of the insured limit, which could materially and adversely affect the Company’s business, financial condition and results of operations. As of December 31, 2025 and 2024, the Company has not experienced any losses with regards to its cash balances.
The Company provides certain credit terms in the normal course of business to customers located throughout California. The Company performs ongoing credit evaluations of its customers and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers, historical and projected future trends and other information. For the years ended December 31, 2025 and 2024, there was one customer that comprised 19% and 18%, respectively, of the Company’s revenues. Revenue for such customer is included in the Company’s wholesale biomass segment. As of December 31, 2025 and 2024, such customer comprised 19% and 20%, respectively, of the Company’s gross accounts receivable balance.